SHAKE SHACK

Q2 2018 Supplemental Earnings Slides

August 2, 2018


SHAKE SHACK

Shake Shack x Canlis Pop-Up Seattle, WA

Cautionary Note on Forward-Looking Statements

Second Quarter 2018

This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different.

All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, expected financial outlook for fiscal 2018, expected Shack openings, expected same-Shack sales growth and trends in the Company's operations.

Forward-looking statements discuss the Company's current expectations and projections relating to their financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions.

All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2017 and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission ("SEC"). All of the Company's SEC filings are available online at www.sec.gov, investor.shakeshack.com or upon request from Shake Shack Inc. The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Earnings Highlights

Second Quarter 2018

Total Revenue ($M)


+27%
$91
$116
Q2 '17
Q2 '18

Adjusted EBITDA[1] ($M)


+13%
$19
$22
Q2'17
Q2'18

Five domestic, company-operated Shacks and six licensed Shacks opened in the Second Quarter

Remain on track to open 32 to 35 new domestic, company-operated Shacks by the end of 2018 although heavily back-half weighted

Entered new markets in Charlotte, NC and Cleveland, OH, while increasing our footprint in Florida and Connecticut

Expanded footprint in Asia with our 10th Shack in Japan, opening our first in Osaka as well as our first Shack in Hong Kong; extended contact in Japan and signed Philippines contract

Evolving Shack digital experience with ASAP ordering on mobile app; expansion of kiosk testing in four Shacks in combination with existing cashier option

Veggie Burger test now available at 18 Shacks and brought back BBQ menu – a guest favorite LTO

1. Adjusted EBITDA is a non-GAAP measure. Definitions and reconciliations of Adjusted EBITDA to net income, the most directly comparable financial measures presented in accordance with GAAP, are included in the appendix of this presentation.

Consistent, Strong Performance

Second Quarter 2018

Total Revenue ($M)


CAGR 45%
$82
$119
$191
$268
$359
$406
'13
'14
'15
'16
'17
Q2 '18 TTM 2

Cash Flow from Operations ($M)


CAGR 53%
$13
$14
$41
$54
$71
$78
'13
'14
'15
'16
'17
Q2 '18 TTM 2

Shack System-wide Sales[1] ($M)


CAGR 40%
$140
$217
$295
$403
$532
$599
'13
'14
'15
'16
'17
Q2 '18 TTM 2

System-wide Shack Count

(At Period End)


CAGR 41%
40
63
84
114
159
179
'13
'14
'15
'16
'17
Q2 '18

1. See appendix for definition.
2. Represents trailing twelve months (TTM) as of Q2 '18 period-end.

Note: CAGR is the compounded annual growth rate between '13 and '17.

Development Pipeline Remains Strong

Second Quarter 2018

Domestic Company-Operated Shacks

(At Period End)



150
125
100
75
50
25
0
CAGR 45%
13
7
6
21
7
14
31
10
21
44
11
33
64
15
49
90
17
73
122 - 125
'12
'13
'14
'15
'16
'17
'18E
NYC
Other

2018 Development Spread Across New and Existing Markets

Q2 2018 Openings Represent Geographically Diverse Growth Strategy

- Orlando, FL
- Charlotte, NC
- West Hartford, CT
- Cleveland, OH
- Staten Island, NY

Currently operating across 24 states including Washington, D.C.

Additional new market openings for the year remain on track, including Seattle, Nashville, Birmingham and Palo Alto

Approximately 20% of 2018 openings planned for new markets with a strategic mix of urban, free-standing pad, and shopping and lifestyle center formats

Note: CAGR is the compounded annual growth rate represented by the midpoint of the '18 range in relation to '12.

Domestic Development Timing Outlook

Second Quarter 2018

Domestic Company-Operated Shacks

(At Period End FY 2017 vs. FY 2018E)



7
5
4
5
4
8 - 9
11
14 -16
First Quarter
Second Quarter
Third Quarter
Fourth Quarter
FY 2017
FY 2018
FY 2018E

2018 Domestic Development Back Weighted Heavily in Fourth Quarter

On track to open 32 – 35 domestic Shacks by the end of 2018 although timing is heavily backend weighted, with an increased number of openings now scheduled for Q4

Opening timing delayed due to longer permitting and construction timelines as a result of increased construction activity in many of our markets

Maintaining revenue guidance for FY 2018 due to timing shift of Shack openings

Same-Shack Sales[1] Regionally Concentrated

Second Quarter 2018

Composition of Same-Shack Sales[1]



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12%
32%
56%
11%
38%
51%
24%
35%
41%
29%
35%
36%
29%
34%
37%
'15
'16
'17
Q1 '18
Q2 '18
NYC
Northeast
Other

Same Shack sales increased 1.1% during the second quarter

Comparable Shack base includes 50 Shacks, representing half the total number of company-operated Shacks in the system and continues to diversify as new Shacks are added

As of Q2 2018, NYC and the Northeast accounted for 68% of our Same-Shack Units, and roughly 70% of our Same-Shack Sales

Domestic expansion strategy will likely have some degree of impact to our Same-Shack Sales over time

1. See appendix for definition.
2. The regions of domestic company-operated Shacks are defined as: NYC, which represents 5 boroughs and Northeast, which represents non-NYC NY, CT, DC, DE, MA, MD, NJ, PA, and VA.

Licensing Growth Strong with Focus on Asia

Second Quarter 2018

Licensed Shacks

(At Period End)



100
90
80
70
60
50
40
30
20
10
0
CAGR 49%
8
5
3
19
4
1
14
32
5
1
26
40
5
4
1
30
50
5
5
7
33
69
8
10
11
40
85 - 87
'12
'13
'14
'15
'16
'17
'18E
Middle East, Turkey, Russia
US
UK
Japan, Korea

Expansion of International Markets

Operating globally through licensed partnerships in 13 countries as of Q2 2018

Continued expansion in Asia with:

- Signed Philippines contract in early July for 15 Shacks over 7 years, launch planned for 2H 2019
- Extended Japan contract for an additional 15 Shacks over the next 6.5 years

First Hong Kong Shack, located at the IFC Mall, opened May 1st and Shanghai to follow in 2019



IFC Mall, Hong Kong

Note: CAGR is the compounded annual growth rate represented by the midpoint of the '18 range in relation to '12.

Appendix

INCLUDING GAAP AND NON-GAAP MEASURES

Income Statement

Second Quarter 2018

	Thirteen Weeks Ended				Twenty-Six Weeks Ended			
	June 27, 2018		June 28, 2017		June 27, 2018		June 28, 2017	
Shack sales	$ 112,898	97.1%	$ 88,003	96.4%	$ 208,987	97.0%	$ 162,158	96.5%
Licensing revenue	3,384	2.9%	3,313	3.6%	6,411	3.0%	5,907	3.5%
TOTAL REVENUE	116,282	100.0%	91,316	100.0%	215,398	100.0%	168,065	100.0%
Shack-level operating expenses[1]:								
Food and paper costs	31,678	28.1%	24,712	28.1%	58,633	28.1%	45,886	28.3%
Labor and related expenses	29,732	26.3%	22,426	25.5%	56,419	27.0%	42,886	26.4%
Other operating expenses	12,281	10.9%	8,486	9.6%	23,040	11.0%	16,151	10.0%
Occupancy and related expenses	7,401	6.6%	7,043	8.0%	15,076	7.2%	13,219	8.2%
General and administrative expenses	12,587	10.8%	9,678	10.6%	24,396	11.3%	18,148	10.8%
Depreciation expense	6,968	6.0%	5,258	5.8%	13,466	6.3%	10,006	6.0%
Pre-opening costs	2,421	2.1%	1,876	2.1%	4,450	2.1%	4,291	2.6%
Loss on disposal of property and equipment	196	0.2%	100	0.1%	386	0.2%	113	0.1%
TOTAL EXPENSES	103,264	88.8%	79,579	87.1%	195,866	90.9%	150,700	89.7%
OPERATING INCOME	13,018	11.2%	11,737	12.9%	19,532	9.1%	17,365	10.3%
Other income, net	406	0.3%	198	0.2%	634	0.3%	393	0.2%
Interest expense	(613)	-0.5%	(366)	-0.4%	(1,178)	-0.5%	(669)	-0.4%
INCOME BEFORE INCOME TAXES	12,811	11.0%	11,569	12.7%	18,988	8.8%	17,089	10.2%
Income tax expense	2,240	1.9%	3,385	3.7%	3,438	1.6%	5,043	3.0%
NET INCOME	10,571	9.1%	8,184	9.0%	15,550	7.2%	12,046	7.2%
Less: net income attributable to non-controlling interests	2,967	2.6%	3,305	3.6%	4,438	2.1%	4,900	2.9%
NET INCOME ATTRIBUTABLE TO SHAKE SHACK INC.	$ 7,604	6.5%	$ 4,879	5.3%	$ 11,112	5.2%	$ 7,146	4.3%
Earnings per share of Class A common stock:								
Basic	$0.27		$0.19		$0.41		$0.28	
Diluted	$0.26		$0.19		$0.39		$0.27	
Weighted-average shares of Class A common stock outstanding:								
Basic	27,796		25,798		27,418		25,587	
Diluted	28,754		26,312		28,288		26,133	

(1) As a percentage of Shack sales.

Definitions

Second Quarter 2018

“Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA excluding equity-based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.

“Adjusted EBITDA margin,” a non-GAAP measure, is defined as net income before net interest, taxes, depreciation and amortization, which also excludes equity-based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations, as a percentage of revenue.

"Average unit volumes" or "AUVs" for any 12-month period consist of the average annualized sales of all domestic company-operated Shacks over that period. AUVs are calculated by dividing total Shack sales from domestic company-operated Shacks by the number of domestic company-operated Shacks open during that period. For Shacks that are not open for the entire period, fractional adjustments are made to the number of Shacks open such that it corresponds to the period of associated sales.

"Same-Shack Sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer.

“EBITDA,” a non-GAAP measure, is defined as net income before interest expense (net of interest income), income tax expense, and depreciation and amortization expense.

"Shack-level operating profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses.

"Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shack sales.

"Shack sales" is defined as the aggregate sales of food, beverages and Shake Shack-branded merchandise at domestic company-operated Shacks and excludes sales from licensed Shacks.

“Shack system-wide sales” is an operating measure and consists of sales from domestic company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees such as territory fees and opening fees.

Shack-Level Operating Profit Definition

Second Quarter 2018

Shack-Level Operating Profit

Shack-level operating profit is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses.

How This Measure Is Useful

When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Shack-level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.

Limitations of the Usefulness of this Measure

Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as general and administrative expenses and pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack-level operating profit margin should be reviewed in conjunction with the Company's GAAP financial results. A reconciliation of Shack-level operating profit to operating income, the most directly comparable GAAP financial measure, is set forth below.

Shack-Level Operating Profit

Second Quarter 2018

(dollar amounts in thousands)	Thirteen Weeks Ended		Twenty-Six Weeks Ended	
	June 27, 2018	June 28, 2017	June 27, 2018	June 28, 2017
Operating income	$ 13,018	$ 11,737	$ 19,532	$ 17,365
Less:				
Licensing revenue	3,384	3,313	6,411	5,907
Add:				
General and administrative expenses	12,587	9,678	24,396	18,148
Depreciation expense	6,968	5,258	13,466	10,006
Pre-opening costs	2,421	1,876	4,450	4,291
Loss on disposal of property and equipment	196	100	386	113
Shack-level operating profit	$ 31,806	$ 25,336	$ 55,819	$ 44,016
Total revenue	$ 116,282	$ 91,316	$ 215,398	$ 168,065
Less: licensing revenue	3,384	3,313	6,411	5,907
Shack sales	$ 112,898	$ 88,003	$ 208,987	$ 162,158
Shack-level operating profit margin	28.2%	28.8%	26.7%	27.1%

Adjusted EBITDA Definition

Second Quarter 2018

EBITDA and Adjusted EBITDA

EBITDA is defined as net income before interest expense (net of interest income), income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity-based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.

How These Measures Are Useful

When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.

Limitations of the Usefulness of These Measures

EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to net income, the most directly comparable GAAP measure, is set forth below.

Adjusted EBITDA

Second Quarter 2018

(in thousands)	Thirteen Weeks Ended June 27, 2018	Thirteen Weeks Ended June 28, 2017	Twenty-Six Weeks Ended June 27, 2018	Twenty-Six Weeks Ended June 28, 2017
Net income	$ 10,571	$ 8,184	$ 15,550	$ 12,046
Depreciation expense	6,968	5,258	13,466	10,006
Interest expense, net	613	347	1,171	630
Income tax expense	2,240	3,385	3,438	5,043
EBITDA	**20,392**	**17,174**	**33,625**	**27,725**
Equity-based compensation	1,303	1,285	2,740	2,534
Deferred rent	(361)	302	(292)	527
Loss on disposal of property and equipment	196	100	386	113
Executive and management transition costs(1)	248	517	248	651
Project Concrete(2)	77	—	316	—
Costs related to relocation of Home Office(3)	19	—	1,017	—
Adjusted EBITDA	**21,874**	**19,378**	**38,040**	**31,550**
Adjusted EBITDA margin	18.8%	21.2%	17.7%	18.8%

(1) For the thirteen and twenty-six weeks ended June 27, 2018, represents fees paid in connection with the search for the Company's open executive and key management positions, and other transition costs, including related equity-based compensation. For the thirteen and twenty-six weeks ended June 28, 2017, represents fees paid to an executive recruiting firm and a non-recurring signing bonus paid upon the hiring of the Company's chief financial officer.

(2) Represents consulting and advisory fees related to the Company's enterprise-wide system upgrade initiative called Project Concrete.

(3) Costs incurred in connection with the Company's relocation to a new Home Office, which is comprised of: (i) $326 of duplicative non-cash deferred rent, (ii) $672 net loss on the sublease of the Company's prior Home Office, including the write-off of certain fixed assets and (iii) $19 of administrative costs.

Investor Contact:
Melissa Calandruccio, ICR
Michelle Michalski, ICR
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com

Media Contact:
Kristyn Clark, Shake Shack
646-747-8776
kclark@shakeshack.com


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